Exhibit 10(y)



BOATMEN'S SUPPLEMENTAL RETIREMENT PLAN

PARTICIPATION AGREEMENT


THIS AGREEMENT is made as of August 4, 1993, between Boatmen's Bancshares, Inc. ("Corporation") and Andrew B. Craig, III ("Participant").

The Corporation and the Participant mutually agree as follows:

1. The Participation has received a copy of the Boatmen's Supplemental Retirement Plan ("Plan") and has read and understands the Plan.

2. By completion of the Agreement, the Participant agrees to comply with the terms of the Plan in all respects.

3.   All provisions of the Plan are hereby made a part of the Agreement.

4. The following special provisions are applicable to the Participant's participation in the Plan: For purposes of Section 3.1(i), the participant shall receive the greater of:

a)   thirty-three and one-third (33.3) years of credited service at age 65; or

b) the actual number of years of credited service accrued using an employment commencement date of March 1, 1971.


BOATMEN'S BANCSHARES, INC.


By:  /s/ ARTHUR J. FLEISCHER            8-5-93

Date



/s/ ANDREW B. CRAIG, III                8-5-93

Participant                             Date